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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                            Reported): May 22, 2003

                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-104046                13-3939229
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                               10036
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  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)  761-4000
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
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(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.          Description
     -----------          -----------

         25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit
                               25.1 of Registration Statement on Form
                               S-3 of Morgan Stanley ABS Capital I
                               Inc., filed on May 9, 2003 (File No.
                               333-104046)).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MORGAN STANLEY ABS CAPITAL I INC.




                                          By:    /s/  Valerie H. Kay
                                              --------------------------------
                                              Name:   Valerie H. Kay
                                              Title:

Dated:  May 22, 2003

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Exhibit Index
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Exhibit          Description                                             Page
-------          -----------                                             ----
25.1             Form T-1 Statement of Eligibility under the                6
                 Trust Indenture Act of 1939, as amended.
                 (Certain exhibits to Form T-1 are
                 incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of Morgan
                 Stanley ABS Capital I Inc. filed on (File
                 No. 333-104046)).